UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019
Salarius Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2450 Holcombe Blvd. Suite J-608 Houston, TX	77021
(Address of principal executive offices)	(Zip Code)

(346) 772-0346
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On September 13, 2019, Salarius Pharmaceuticals, Inc. (the “Company”) announced the appointment of Mark J. Rosenblum as Executive Vice President Finance and Interim Chief Financial Officer of the Company, effective as of September 10, 2019. Mr. Rosenblum will also serve as the Company’s principal financial officer. Upon Mr. Rosenblum’s appointment, the Company’s Chief Financial Officer, Scott Jordan, fully transitioned to the role of Chief Business Officer.

Mr. Rosenblum, age 66, served as a financial consultant to Salarius Pharmaceuticals, LLC (“Private Salarius”) since February 2019, to assist in Private Salarius’ merger with a wholly owned subsidiary of Flex Pharma, Inc. Prior to joining Private Salarius, Mr. Rosenblum served as Chairman, Chief Executive Officer and a director of ActiveCare, Inc. (Nasdaq: ACAR), a healthcare company, from December 2017 to March 2019. Mr. Rosenblum worked as a financial consultant for various companies from 2014 to 2017. Prior to that, Mr. Rosenblum served as the Chief Financial Officer of Advaxis, Inc. (Nasdaq: ADXS), a biotechnology company, from January 2010 to April 2014. From 1985 through 2003, Mr. Rosenblum was employed by Wellman, Inc., a global public chemical manufacturer, which was subsequently acquired by DAK Americas, serving in various capacities including Chief Accounting Officer. Mr. Rosenblum holds both a Masters in Accountancy and a B.S. degree in Accounting from the University of South Carolina. Mr. Rosenblum began his career in 1977 with Haskins & Sells, CPA (currently known as Deloitte), was a licensed Certified Public Accountant for over 30 years, and is currently a member of the American Institute of Certified Public Accountants.

Under the terms of Mr. Rosenblum’s consulting agreement, which has been terminated in connection with his employment with the Company, Mr. Rosenblum received $28,000 a month for his consulting services, as well as reimbursement for reasonable out-of-pocket expenses.

In connection with Mr. Rosenblum’s appointment as Executive Vice President Finance and Interim Chief Financial Officer, the Company and Mr. Rosenblum entered into an offer letter dated September 11, 2019 (the “Offer Letter”), pursuant to which Mr. Rosenblum will be entitled to receive an initial annual base salary of $265,000. Mr. Rosenblum is also entitled to receive a bonus of a minimum of $19,300 to be paid no later than March 1, 2020, which is contingent on his continued employment with the Company through December 31, 2019, and a minimum of $14,500 to be paid no later than May 1, 2020, which is contingent on his continued employment through March 31, 2020. In addition, Mr. Rosenblum may receive additional bonuses if the Company implements a bonus program.

Mr. Rosenblum has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K other than as described above.

The foregoing summary of the Offer Letter is qualified in its entirety by reference to the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendments to Executive Employment Agreements

On September 10, 2019, the Company entered into an amendment to Private Salarius’ employment agreement with Scott Jordan, the Company’s Chief Financial Officer, pursuant to which (i) Private Salarius assigned to the Company, effective as of July 19, 2019, all of its rights and obligations under the Second Amended and Restated Executive Employment Agreement, dated as of February 6, 2019, by and between Private Salarius and Mr. Jordan and (ii) the Company appointed Mr. Jordan to the new role of Chief Business Officer, effective as of September 10, 2019.

On September 10, 2019, the Company also entered into an amendment to Private Salarius’ employment agreement with David J. Arthur, the Company’s Chief Executive Officer, pursuant to which Private Salarius assigned to the Company, effective as of July 19, 2019, all of its rights and obligations under the Amended and Restated Executive Employment Agreement, dated as of February 5, 2019, by and between Private Salarius and Mr. Arthur.

The foregoing summary of amendments to executive employments agreements are qualified in its entirety by reference to the amendments, copies of which are attached hereto as Exhibits 10.3 and 10.5 and incorporated herein by reference.

Compensatory Arrangements of Executive Officers

On September 10, 2019, the Compensation Committee of the Company’s Board of Directors granted options to purchase common stock to executive officers of the Company. Each such option has an exercise price of $8.00 per share, the closing price of the

Company’s common stock on the Nasdaq Capital Market on the date of grant, and vests over a 4-year period, subject to continued service, with 25% of each option award vesting on September 30, 2020, and the remaining 75% of each option award vesting on the last day of each calendar quarter thereafter over the following three years. Such option grants are set forth below:

Name, Title	Shares Subject to Option
David J. Arthur, Chief Executive Officer	30,000
Scott Jordan, Chief Business Officer	10,000
Mark J. Rosenblum, Executive Vice President Finance and Interim Chief Financial Officer	19,008

Item 8.01 Other Events

On September 13, 2019, the Company issued a press release announcing Mr. Jordan’s appointment as Chief Business Officer and Mr. Rosenblum’s appointment as Executive Vice President Finance and Interim Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Offer of Employment with Salarius Pharmaceuticals, Inc. dated as of September 10, 2019, by and between Salarius Pharmaceuticals, Inc. and Mark Rosenblum.
10.2
Second Amended and Restated Executive Employment Agreement, dated February 6, 2019, between Scott Jordan and Salarius Pharmaceuticals, LLC (incorporated by reference to Exhibit 10.6 to the Registrant’s Registration Statement on Form S-4 filed with the SEC on February 14, 2019).

10.3	Amendment to Second Amended and Restated Executive Employment Agreement dated as of September 10, 2019, by and among Salarius Pharmaceuticals, Inc., Salarius Pharmaceuticals, LLC, and Scott Jordan.
10.4
Amended and Restated Executive Employment Agreement, dated February 5, 2019, between David J. Arthur and Salarius Pharmaceuticals, LLC (incorporated by reference to Exhibit 10.5 to the Registrant’s Registration Statement on Form S-4 filed with the SEC on February 14, 2019).

10.5	Amendment to Amended and Restated Executive Employment Agreement dated as of September 10, 2019, by and among Salarius Pharmaceuticals, Inc., Salarius Pharmaceuticals, LLC, and David J. Arthur.
99.1	Press Release dated September 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 16, 2019

Salarius Pharmaceuticals, Inc.

		By:	/s/ David J. Arthur
David J. Arthur
President and Chief Executive Officer